DG EQUITY FUND
(A Portfolio of DG Investor Series)
Supplement to the Combined Prospectus dated June 30, 1997



There will be a special offering period during which shares of the DG Equity Fund may be purchased with no sales charge. This offering period will end August 31, 1997. The following sections in the Combined Prospectus should be noted in regard to this offering only for the aforementioned time period: "Summary of Fund Expenses"; "What Shares Cost"; and "Reducing the Sales Charge."



                                                                   July 11, 1997

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        Cusip 23321N202
        G01258-14 (7/97)
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